Related party transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related party transactions
(22)	Related party transactions

The Company pays equity sponsoring fees and monitoring fees to its equity investors. The amounts paid and accrued during the year were as follows:

	Balance at January 1, 2014	Charged during the year	Paid during the year	Accrued	Balance at December 31, 2014
Cinven Limited	(75)	(225)	300	(63)	(63)
Cinven Limited GBP	—	—	—	—	—
Cinven Limited EUR	—	(48)	48	—	—
CVC Capital Partners	(75)	(225)	300	(59)	(59)
CVC Capital Partners UK	—	—	—	—	—
Oak Hill Capital Partners III, LP	(75)	(293)	368	(59)	(59)
GIC	(100)	(11)	111	(95)	(95)

The Company received revenue to the value of US$556k (2013: US$1.3m; 2012: US$0.7m) from a related party, OH Aircraft Acquisitions, LLC.; an affiliate of Oak Hill Capital Partners II, LP for the servicer management of 4 aircraft (2013: 5 aircraft). The Company received revenue to the value of US$1.43m (2013:

US$0.07m; 2012: US$Nil) from a related party, Avolon Capital Partners Limited for the servicer management of 7 aircraft (2013: 2).

The Company’s chief executive officer received a one-time discretionary bonus payment of $2.6m during the 12 months ended December 31, 2014.

In 2010, in connection with the Company’s formation, the Company issued loans to the chief executive officer of the Company. Aggregate amounts outstanding under these loans from the Avolon Lender US$10.3m at December 31, 2013. These loans bore interest at a weighted average interest rate of 9.5% per annum. The loans were repaid in full in accordance with their terms on June 5, 2014. Total interest income recognized in respect of these advances amounted to US$0.4m for year ended December 31, 2014 (2013: US$1m). The Company funded US$9.4m of these loans using a back to back loan facility (the “Back-to-Back Facility”) provided by an affiliate of one of the Company’s shareholders to the Avolon Lender such that the Avolon Lender was effectively acting as a conduit in respect of the loans funded under the Back-to-Back Facility. The Back-to-Back Facility was limited recourse to the Company and was terminated on June 5, 2014, following the repayment of the loans.

On June 5, 2014, the Company repurchased 27,958 Class C shares of Avolon S.a r.l. from the chief executive officer for a purchase price of US$200 per share, representing an aggregate purchase price of approximately US$5.6 million. The Company utilised a range of different valuation methodologies assuming an Exit transaction at various dates throughout the following 18 months. It then used a Lattice model to determine the fair value of the Class C shares based on these different valuations. This model used a number of subjective variables, including the expected stock price volatility, which was estimated at 24.75% based upon the volatility of a number of comparable companies, a risk free interest rate of 0.073%, an expected term to an Exit of 0.33 years and a dividend yield of 0%.